Exhibit 10.1

Order Sheet

Acronet Corp.

TEL. 032-323-9206 FAX. 0303-0269-9206

July 28, 2008

<table>
<tr><td rowspan="4">Orderer</td><td>Taxpayer Identification Number</td><td colspan="3"></td><td rowspan="4">Supplier</td><td colspan="2">e-Smart Korea, Inc.</td></tr>
<tr><td>Name of Company</td><td>Acronet Corp.</td><td>Name of Representative</td><td>Sung Bok Choi</td><td rowspan="2">Address</td><td rowspan="2">642-9 Yeoksam-Dong, Gangnam-Gu, Seoul</td></tr>
<tr><td>Address</td><td colspan="3">533-1 Drama City #410 Sang3-Dong,Bucheon Si Wonmi-Gu, Gyeonggi-Do, Korea</td></tr>
<tr><td>Type of Business</td><td>Wholesale Retail</td><td>Items of Business</td><td>Web Service</td><td>TEL.
FAX.</td><td>02-2185-5887
02-2185-5889</td></tr>
</table>

Price : TWO HUNDRED THOUSAND WON (KRW 200,000) / VAT not included

NO	Name of Product	Specification	Unit	Quantity	Unit Price	Price
1	I AM Card		EA	10	20,000	200,000
Total						200,000

Reference : 1. Date of Delivery : Negotiable

2. Terms of Payment : Cash

e-Smart Korea

E-SMART KOREA INC. 642-9, Songchon B/D 9F, Yeoksam-dong

TEL. +822.2185.5886~8 FAX. +822.2185.5889 Gangnam-gu, Seoul, Korea

DELIVERY RECEIPT

To: e-Smart Korea Inc.

Name of Product Specification Unit Quantity Remarks

I AM CARD EA 10

Reader EA 10

The above products have been duly received.

September 2, 2008

Name of Company : Acronet Corp.

Name : Sung Bok Choi

http://www.esmartkorea.com